Date: September 20, 2017 To: Michael B. Berman From: Sandeep Mathrani cc: Julie Knudson Re: Retirement / Separation Arrangement This memorandum (the “Memorandum”) describes certain arrangements that we have put in place in connection with your departure from the Company due to retirement or separation. 1. It is expected that you will retire from the Company effective March 1, 2018 (the “Retirement Date”) and that your employment shall terminate as of same. Because your employment is and remains entirely at-will, nothing shall preclude the Company from terminating your employment at any time, with or without Cause. 1 The date of a Company initiated separation, whether with or without Cause, shall be referred to as the “Separation Date.” 2. Except as stated herein, all forms of compensation, perquisites, and Company sponsored benefits will end on the earlier of the Retirement Date or the Separation Date. 3. You have agreed to remain available on an as-needed basis to assist with the transition of your responsibilities for six (6) months after the later of the Retirement Date or the Separation Date. 4. Provided that you (i) do not resign before the Retirement Date and are not terminated for Cause at any time on or after the date of this Memorandum and (ii) execute and not revoke a full general release of claims in favor of the Company in the form attached hereto as Exhibit A on the earlier of your Separation Date or the Retirement Date, the forfeiture provisions applicable to any non-performance based equity grants awarded to you prior to the date of this Memorandum—i.e., nonqualified options, restricted stock, Full Value LTIPs (“FV LTIPs”), and Appreciation Only LTIPs (“AO LTIPs”)—shall be disregarded and the unvested portion of all such grants shall continue to vest through March 1, 2020 as if you are an employee of Company through such date. On March 1, 2020, any unvested non-performance based equity shall be forfeited. You will have three (3) years from the Retirement Date or the date of a not-for-Cause separation, whichever is earlier, to exercise your vested nonqualified options and AO LTIPs. 1 For purposes of this Memorandum, “Cause” means a material violation of the Company’s behavior standards or policies; fraud, embezzlement, or theft; failure, neglect of, or refusal to substantially perform the duties of the position; willful misconduct damaging to the Company, its reputation, business relationships, or customers; intentional violation of any law or regulation; unauthorized disclosure of any trade secret or confidential information of the Company; or a felony conviction.

Michael B. Berman Retirement Separation Arrangement September 20, 2017 Page 2 of 6 5. Per the terms of the applicable agreements, you will forfeit the performance based equity grants awarded to you on February 18, 2016 and January 3, 2017. 6. You will not receive an equity award in 2018. 7. You will be eligible to participate in the Plan. 2 In all cases, eligibility to participate in the Plan does not guarantee that you will receive an Annual Award Payment at all or of any specified amount. Receipt of an Annual Award Payment is based on a combination of your and the Company's performance, other terms and conditions provided for in the Plan, and Board approval. As applicable, the Annual Award Payment Date is determined at the Board’s discretion and takes place no later than March 31 of the year following the Measurement Period. For the avoidance of doubt, for purposes of the Plan, you will be deemed to be an employee of the Company on the Annual Award Payment Date. 8. If you resign before the Retirement Date or are terminated for Cause at any time on or after the date of this Memorandum, any and all vested and unvested portions of any equity grants of any kind or character awarded to you at any time during your employment, whether prior to, on, or after the date of this Memorandum, will be treated in accordance with the terms of the applicable award agreements. 9. In interpreting, construing, or enforcing this Memorandum, you and the Company agree that the law of the State of Illinois shall control, as you and the Company have a material connection to the State of Illinois, and application of a single state’s law will permit a uniform and consistent interpretation of the provisions of this Memorandum to all persons who occupy similar positions with the Company and are subject to similar agreements. The exclusive venue for litigation of any disputes arising under this Memorandum shall be the state or federal courts located in Chicago, Illinois and you hereby consent to the exclusive personal jurisdiction in those courts over you for such litigation. 10. You agree not to make, cause, direct, or encourage others to make any statements, whether written or oral, and, without limitation, whether directed to employees, directors, analysts, or retailers, that are negative, disparaging or defamatory concerning the members of the Company’s executive committee or the Company’s business or business practices and that in any way negatively impact or harm the Company’s business, relationships, reputation or goodwill. The members of the Company’s executive committee as constituted on the date of this memorandum each agree not to make, cause, direct, or encourage others to make any statements, whether written or oral, and, without limitation, whether directed to employees, directors, analysts, or retailers, that are negative, disparaging or defamatory concerning your work performance and that in any way negatively impact or harm your professional reputation. 2 Capitalized terms used in this Section 7 have the same meaning as in the Amended and Restated General Growth Properties, Inc. Incentive Compensation Plan dated May 15, 2014 (the “Plan”).

Michael B. Berman Retirement Separation Arrangement September 20, 2017 Page 3 of 6 This mutual promise of non-disparagement is a material term of this Memorandum. In the event of a breach of this provision by either party, the non-breaching party shall be entitled to pursue all remedies available in law or equity. Nothing in this paragraph shall prohibit any party to this Memorandum from responding fully and accurately to any question, inquiry, or request as may be required by a court order, subpoena, discovery requests, or other lawful process; nor shall it prohibit any party from testifying in any legal or administrative proceeding if required to do so. * * * This Memorandum does not guarantee your employment for any period of time. Your employment is and remains strictly at-will. AGREED AND ACCEPTED ON THIS 20TH DAY OF SEPTEMBER 2017. By: /s/ Michael B. Berman Michael B. Berman GGPLP REIT SERVICES LLC By: /s/ Sandeep Mathrani Sandeep Mathrani

Michael B. Berman Retirement Separation Arrangement September 20, 2017 Page 4 of 6 Exhibit A GENERAL RELEASE OF CLAIMS AND COVENANT NOT TO SUE In consideration of the mutual promises set forth in the Retirement/Separation Arrangement Memorandum dated September ___, 2017 (the “Memorandum”), the other good and valuable consideration set forth therein, and the promises set forth in this General Release of Claims and Covenant Not to Sue (“Release”), GGPLP REIT Services, LLC (“Employer” and together with its parents, subsidiaries, and affiliates “the Company”) and Michael Berman (“Employee”) agree as follows: 1. Employee does hereby forever release, discharge, and hold Employer, its assigns, heirs, legatees, current and former affiliates, parents, subsidiaries, predecessors, successors, directors, officers, shareholders, employees, attorneys and representatives harmless from any and all claims, actions, and causes of action, judgments, expenses, fees, attorneys’ fees, costs, damages, losses, liabilities, any right to payment of any and all wages and benefits (except as provided in Section 4 of the Memorandum), back pay, any bonus or incentive plan payment (except as provided in Section 7 of the Memorandum), severance or separation pay; any right to any portion of any non-performance based equity award that is not vested as of March 1, 2020; any right to the performance based equity awarded to you on February 18, 2016 and January 3, 2017; any right to receive an equity award for 2018; and demands of every kind or character which Employee may have had, may now have, or which may become known to Employee in the future, anticipated or not anticipated, whether or not heretofore brought before any local, state or federal court or before any local, state or federal agency or other governmental entity, including without limitation any possible claims which arise or in any way flow from Employee’s employment by Employer or Employee’s separation of employment. Subject to the exclusions noted above, Employee acknowledges that Employee is releasing any and all known or unknown, suspected or unsuspected claims which may exist under any local, state and federal laws pertaining to unlawful discrimination in all of its forms, including but not limited to age, gender, race, national origin, religious and disability discrimination or retaliation, wage and hour violations, claims under the federal Age Discrimination in Employment Act (“ADEA”), the federal Older Workers Benefit Protection Act, Title VII of the federal Civil Rights Act of 1964, Sections 1981 through 1988 of Title 42 of the United States Code, The Immigration Reform and Control Act, the federal Fair Labor Standards Act, the Employee Retirement Income Security Act, the Family Medical Leave Act, the federal Americans with Disabilities Act, the federal Equal Pay Act, the Labor Management Relations Act, the Worker Adjustment and Retraining Notification Act, The Fair Credit Reporting Act, the Illinois Wage Payment and Collection Act, the Illinois Human Rights Act, Illinois statutory provision regarding retaliation/discrimination for

Michael B. Berman Retirement Separation Arrangement September 20, 2017 Page 5 of 6 filing a worker’s compensation claim, Illinois Equal Pay Act, Illinois School Visitation Rights Act, Illinois AIDS Confidentiality Act, Illinois Right to Privacy in the Workplace Act, Illinois Genetic Information Privacy Act, Illinois Minimum Wage Law, Illinois One Day Rest in Seven Act, Illinois Health and Safety Act, Illinois Whistleblower Act, Illinois Victims’ Economic Safety and Security Act, Illinois Worker Adjustment and Retraining Notification Act, Illinois Criminal Identification Act, the City of Chicago and the Cook County Human Rights Ordinances, or any other federal, state, or local law, regulation, ordinance or constitution, as each of them has been amended from time to time, personal injury of every kind and nature (including but not limited to defamation, libel and slander), wrongful termination in all of its forms, whether statutory or arising from the common law, and every possible type of claim of any kind or nature which may exist on the date this document is signed by Employee or which may become known to Employee in the future which occurred during the term of Employee’s employment and through the date of signing. This Release does not apply to any claims arising after the date of signing. Also excluded from this Release is Employee’s right to file a charge with any federal, state, or local government agency or to participate in any government agency investigation. However, Employee waives the right to recover money in connection with such charge or investigation and further waives, releases and discharges any right to any monetary recovery should any federal, state or local administrative agency or any individual pursue any claims on Employee’s behalf arising out of or related to Employee’s employment with or separation from employment with Employer. This Release also does not include any claims based on obligations created by the Memorandum; claims to vested retirement funds; claims under any policy of insurance; claims that cannot be waived by law, such as claims for workers’ compensation; and any claim or right to indemnification or advancement pursuant to Company by-laws and/or Delaware corporate law. 2. Employee covenants not to sue on any claim released herein, except as provided in this paragraph. A “covenant not to sue” is a promise not to file a lawsuit in court. It differs from the release of claims contained in paragraph 1 above. Employee agrees, by this covenant not to sue, that Employee will never sue on any claim covered by the release language in paragraph 1, except that Employee may bring any claim in court that is not released in this Release, and may bring an action to challenge the validity of this Release under the ADEA. If Employee sues the Employer in violation of this Release, Employee shall be liable to the Employer for its reasonable attorneys’ fees and other litigation costs incurred in defending against such a suit. Alternatively, if Employee sues the Employer in violation of this Release, Employer can require Employee to return all but $1,000 of the money (and other benefits) paid to Employee pursuant to the Memorandum. In that event, Employer shall be excused from making

Michael B. Berman Retirement Separation Arrangement September 20, 2017 Page 6 of 6 any further payments or continuing any other benefits otherwise owed to Employee under the Memorandum. 3. Employee, having been advised in writing to consult with an attorney, has twenty-one (21) days to consider whether to sign this Release. 4. Employee may revoke this Release within seven (7) days of signing it. To revoke the signed Release, Employee must timely deliver a written revocation to the Employer via electronic mail to GGPLP REIT Services LLC c/o Julie Knudson, SVP Human Resources: julie.knudson@ggp.com, with a copy to Rosemary Feit, EVP & General Counsel: rosemary.feit@ggp.com. None of the benefits provided for in Sections 4 and 7 of the Memorandum shall be due until this revocation period has expired. Employee: __________________________________________ Date: ________________ Michael Berman